Proxy Statement Pursuant to Section 14(a) of the
                     Securities Exchange Act of 1934

Filed by the registrant [X]
Filed by a party other than the registrant [ ]


Check the appropriate box:
[ ]  Preliminary proxy statement
[X]  Definitive proxy statement
[ ]  Definitive additional materials
[ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                             SHS BANCORP, INC.
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            (Name of Registrant as Specified in Its Charter)

                             SHS BANCORP, INC.
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               (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(I)(4) and 0-11.

(1)  Title of each class of securities to which transaction applies:
                              N/A
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(2)  Aggregate number of securities to which transactions applies:
                              N/A
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(3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
                              N/A
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(4)  Proposed maximum aggregate value of transaction:
                              N/A
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[ ]  Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount previously paid:
                             N/A
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(2)  Form, schedule or registration statement no.:
                             N/A
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(3)  Filing party:
                             N/A
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(4)  Date filed:
                             N/A
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

                             March 24, 1999



Dear Shareholder:

     You are cordially invited to attend the Annual Meeting of Shareholders of SHS Bancorp, Inc. to be held at One North Shore Center, Fourth Floor, Pittsburgh, Pennsylvania, on Thursday, April 22, 1999, at 10:00 a.m., local time.

     The Notice of Annual Meeting of Shareholders and Proxy Statement appearing on the following pages describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Company. Directors and officers of the Company, as well as a representative of S.R. Snodgrass, A.C., the Company's independent auditors, will be present to respond to appropriate questions of shareholders.

     It is important that your shares be represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To make sure your shares are represented, we urge you to complete and mail the enclosed proxy card. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card.

     We look forward to seeing you at the meeting.

                         Sincerely,

                         /s/ Thomas F. Angotti

                         Thomas F. Angotti
                         President and Chief Executive Officer

                             SHS BANCORP, INC.
                     One North Shore Center, Suite 120
                       Pittsburgh, Pennsylvania 15212
                               (412) 231-0809
------------------------------------------------------------------------------
                  NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                        To Be Held On April 22, 1999
------------------------------------------------------------------------------

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of SHS Bancorp, Inc. will be held at One North Shore Center, Fourth Floor, Pittsburgh, Pennsylvania, on Thursday, April 22, 1999, at 10:00 a.m., local time, for the following purposes:

     (1) To elect four directors to serve as follows: two directors to serve for a term of three years each, one for a term of two years and one for a term of one year; and

     (2) To consider and act upon such other matters as may properly come before the meeting or any adjournments thereof.

     NOTE: The Board of Directors is not aware of any other business to come before the meeting.

     Any action may be taken on the foregoing proposal at the meeting on the date specified above or on any date or dates to which, by original or later adjournment, the meeting may be adjourned. Shareholders of record at the close of business on March 12, 1999 are entitled to notice of and to vote at the meeting and any adjournments or postponements thereof.

     You are requested to complete and sign the enclosed form of proxy, which is solicited by the Board of Directors, and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend the meeting and vote in person.

                              BY ORDER OF THE BOARD OF DIRECTORS

                              /s/ Joanne C. Wienand

                              Joanne C. Wienand
                              Secretary


Pittsburgh, Pennsylvania
March 24, 1999


IMPORTANT: The prompt return of proxies will save the company the expense of further requests for proxies in order to ensure a quorum. A self-addressed envelope is enclosed for your convenience. No postage is required if mailed in the United States.

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                              PROXY STATEMENT
                                     OF
                             SHS BANCORP, INC.
                     One North Shore Center, Suite 120
                       Pittsburgh, Pennsylvania 15212
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                       ANNUAL MEETING OF SHAREHOLDERS
                             April  22, 1999
------------------------------------------------------------------------------

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of SHS Bancorp, Inc. ("Company"), the holding company for Spring Hill Savings Bank, F.S.B. ("Savings Bank"), to be used at the Annual Meeting of Shareholders of the Company. The Annual Meeting will be held at One North Shore Center, Fourth Floor, Pittsburgh, Pennsylvania on Thursday, April 22, 1999, at 10:00 a.m., local time. This Proxy Statement and the enclosed proxy card are being first mailed to shareholders on or about March 24, 1999.

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                         VOTING AND PROXY PROCEDURE
------------------------------------------------------------------------------

     Shareholders Entitled to Vote. Shareholders of record as of the close of business on March 12, 1999 are entitled to one vote for each share of common stock ("Common Stock") of the Company then held. As of March 12, 1999, the Company had 772,962 shares of Common Stock issued and outstanding.

     Quorum. The presence, in person or by proxy, of at least a majority of the total number of outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. Abstentions will be counted as shares present and entitled to vote at the Annual Meeting for purposes of determining the existence of a quorum. Broker non-votes will be considered shares present and will be included in determining whether a quorum is present.

     Voting. The Board of Directors solicits proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Annual Meeting. When a proxy card is returned properly signed and dated the shares represented thereby will be voted in accordance with the instructions on the proxy card. If a shareholder of record attends the Annual Meeting, he or she may vote by ballot. Where no instructions are indicated, proxies will be voted in accordance with the recommendations of the Board of Directors. The Board recommends a vote:

     -- FOR the election of the nominees for director.

     The affirmative vote of a plurality of the votes cast at the Annual Meeting is required for the election of directors. Shareholders are not permitted to cumulate their votes for the election of directors. With respect to the election of directors, votes may be cast for or withheld from the nominee. Votes that are withheld and broker non-votes will have no effect on the outcome of the election because the nominee receiving the greatest number of votes will be elected.

     Revocation of a Proxy. Shareholders who execute proxies retain the right to revoke them at any time before they are voted. Proxies may be revoked by written notice delivered in person or mailed to the Secretary of the Company or by filing a later proxy prior to a vote being taken on a particular proposal at the Annual Meeting. Attendance at the Annual Meeting will not automatically revoke a proxy, but a shareholder in attendance may request a ballot and vote in person, thereby revoking a prior granted proxy.

     Participants in the Savings Bank's ESOP or 401(k) Profit Sharing Plan.
If you are a participant in the Spring Hill Savings Bank, F.S.B. Employee Stock Ownership Plan (the "ESOP") or if you hold shares through the Savings Bank's 401(k) Profit Sharing Plan, the proxy card represents a voting instruction to the trustees as to the number of shares in your plan account. Each participant in the ESOP and 401(k) Profit Sharing Plan may direct the trustees as to the manner in which shares of Common Stock allocated to the participant's plan account are to be voted. Unallocated shares of Common Stock held by the ESOP and allocated shares for which no voting instructions are received will be voted by the trustees in the same proportion as shares for which the trustees have received voting instructions.

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         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
------------------------------------------------------------------------------

     Persons and groups who beneficially own in excess of 5% of the Company's Common Stock are required to file certain reports disclosing such ownership pursuant to the Securities Exchange Act of 1934, as amended ("Exchange Act"). Based on such reports, the following table sets forth, as of March 12, 1999, certain information as to those persons who were beneficial owners of more than 5% of the outstanding shares of Common Stock. Management knows of no persons other than those set forth below who beneficially owned more than 5% of the outstanding shares of Common Stock at March 12, 1999. The following table also sets forth, as of March 12, 1999, information as to the shares of Common Stock beneficially owned by each director, by the Chief Executive Officer of the Company and by all executive officers and directors of the Company as a group.

                                     Number of Shares       Percent of Shares
Beneficial Owner                   Beneficially Owned (1)      Outstanding
----------------                   ----------------------      -----------

Beneficial Owners of More Than 5%
Spring Hill Savings Bank, FSB             65,596               8.5%
Employee Stock Ownership Plan Trust

Jeffrey L. Gendell                        69,900(2)            9.0
Tontine Financial Partners, L.P.
Tontine Management, L.L.C.
Tontine Overseas Associates, L.L.C.
200 Park Avenue, Suite 3900
New York, NY 10166

Directors
Guy Dille                                  5,500                 *
George C. Dorsch                           5,263                 *
Edward W. Preskar                          5,410                 *
Thomas F. Angotti**                       10,912(3)           1.41
Vincent C. Ashoff***                      10,185(4)           1.32
Charles W. Hergenroeder III                1,710                 *

All Executive Officers
and Directors as a Group                  44,425              5.75
(seven persons)
------------------
*    Less than 1% of shares outstanding.
**   Mr. Angotti is also Chief Executive Officer of the Company.
*** Mr. Ashoff is also Chief Executive Officer and Executive Vice President of the Company.
(1) In accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of Common Stock if he or she has voting or investment power with respect to such security. The table includes shares owned by spouses, other immediate family members in trust, shares held in retirement accounts or funds for the benefit of the named individuals, and other forms of ownership, over which shares the persons named in the table may possess voting and/or investment power. Shares held in accounts under the Savings Bank's ESOP, as to which the holders have voting power but not investment power, are included as follows: Mr. Angotti, 1,109 shares; all executive officers as a group, 2,666 shares.
(2) Information concerning the shares owned by Mr. Gendell and related entities was obtained from a Schedule 13D dated December 3, 1997. According to this filing, Mr. Gendell, has shared voting and dispositive power with respect to 69,900 shares, Tontine Financial Partners, L.P. has shared voting and dispositive power with respect to 54,000 shares, Tontine Management, L.L.C. has shared voting and dispositive power with respect to 54,000 shares, and Tontine Overseas Associates, L.L.C. has shared voting and dispositive power with respect to 15,900 shares.
(3)  Includes 3,825 shares owned by Mr. Angotti's spouse.
(4)  Includes 3,500 shares owned by Mr. Ashoff's spouse.

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                     PROPOSAL I -- ELECTION OF DIRECTORS
------------------------------------------------------------------------------

     The Company's Board of Directors consists of six members. The Board of Directors is divided into three classes with three-year staggered terms, with one third of the directors elected each year. Four directors will be elected at the Annual Meeting; two directors will be elected to serve for three-year terms each, one director will be elected to serve for a two-year term and one director will be elected to serve for a one-year term, or until their successors have been elected and qualified. The nominees for election this year are George C. Dorsch and Edward W. Preskar (three- year terms), Vincent
C. Ashoff (two-year term) and Charles Hergenroeder, III (one-year term). Messrs. Dorsch and Preskar are current members of the Board of Directors of the Company and the Savings Bank. In August 1998, James G. Caliendo resigned as a director of the Company and the Savings Bank in connection with his acceptance of an executive management position at a regional financial institution. Subsequent to his resignation, the Board of Directors selected Charles W. Hergenroeder III, the Savings Bank's general counsel and Vincent C. Ashoff, the Executive Vice President and Chief Financial Officer for the Company and the Savings Bank to serve until the next annual meeting of shareholders.

     It is intended that the proxies solicited by the Board of Directors will be voted for the election of the above named nominees. If the nominees are unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time the Board of Directors knows of no reason why the nominees might be unable to serve.

     The Board of Directors recommends a vote "FOR" the election of Messrs. Dorsch, Preskar Ashoff and Hergenroeder.

     The following table sets forth certain information regarding the nominee for election at the Annual Meeting, as well as information regarding those directors continuing in office after the Annual Meeting.

                                                           Year First
                                            Elected          Term to
    Name                      Age (1)      Director (2)      Expire
    ----                      -------      ------------      ------

                              BOARD NOMINEES

George C. Dorsch               65             1980           2002(3)
Edward W. Preskar              70             1976           2002(3)
Vincent C.  Ashoff             39             1998           2001(3)
Charles W. Hergenroeder III    51             1998           2000(3)


                       DIRECTORS CONTINUING IN OFFICE

Thomas F. Angotti             51              1989           2000
Guy Dille                     69              1988           2001

-------------
(1) As of December 31, 1998.
(2) Includes prior service on the Board of Directors of the Savings Bank.
(3) Assuming the individual is re-elected.

     The present principal occupation and other business experience during the last five years of the nominee for election and each director continuing in office is set forth below:

     George C. Dorsch retired in 1991 as a construction engineer for the Department of Transportation of the Commonwealth of Pennsylvania. From 1991 to 1995, Mr. Dorsch worked as a Quality Assurance Engineer for McGuire Engineering on various bridge and highway projects.

     Vincent C. Ashoff, has been affiliated with the Savings Bank since 1990. In 1997, Mr. Ashoff was appointed to Executive Vice President, Chief Financial Officer and Treasurer. From 1995 to 1997, he served as Senior Vice President/ Operations, Chief Financial Officer and Treasurer. Prior to that time, he served in varied capacities including Vice President/Finance and Treasurer. Prior to joining the Savings Bank, he served as an investment consultant to the thrift industry for seven years.

     Charles W. Hergenroeder III, has served in the capacity of Acting Director on the Board of both the Savings Bank and the Company since the resignation of James G. Caliendo in August 1998. Mr. Hergenroeder has practiced law since 1972 at Hergenroeder and Heights, P.C., a firm founded by his father in 1950. Mr. Hergenroeder has been Counsel of Record for the Savings Bank since 1983. He received an undergraduate degree from Washington and Jefferson College in 1969. In 1972, Mr. Hergenroeder received a Juris Doctor degree from the University of Pittsburgh School of Law. Mr. Hergenroeder is a member of the Allegheny and Westmoreland Bar Associations. He has served as a member of the Council Committee to the U.S. Savings Associations League.

     Edward W. Preskar, who currently serves as Chairman of the Board of the Company and the Savings Bank, spent 30 years as a registered architect in private practice. Mr. Preskar was then employed by the School District of Pittsburgh as Director of Facilities from 1983 to 1995.

     Thomas F. Angotti joined the Savings Bank in 1987 as Operations Manager after 12 years with the Office of Thrift Supervision, formerly known as the Federal Home Loan Bank Board, and the Examination Division of the Federal Home Loan Bank. In 1989 he became the President of the Savings Bank and joined the Board of Directors. In April 1997, Mr. Angotti added the title of Chief Executive Officer.

     Guy Dille is a retired businessman. Prior to his retirement, Mr. Dille had been associated for 34 years with Williams and Company, Inc., a distributor of ferrous and nonferrous metals and welding, commercial refrigeration and air conditioning equipment and supplies, where from 1986 through 1992 he served as Vice-President, Finance, Treasurer and Chief Financial Officer.

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              MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
------------------------------------------------------------------------------

     The Boards of Directors of the Company and the Savings Bank conduct their business through meetings of the Boards and through their committees. During the year ended December 31, 1998, the Board of Directors of the Company held eight meetings and the Board of Directors of the Savings Bank held 20 meetings. No director of the Company or the Savings Bank attended fewer than 75% of the total meetings of the Boards and committees on which such person served during this period.

     The Audit Committee, consisting of Directors Dille and Dorsch and Executive Vice President Vincent Ashoff, meets with the Savings Bank's outside auditor to discuss the results of the annual audit. The Audit Committee met seven times during the year ended December 31, 1998.

     The Board of Directors serves as the Compensation/Personnel Committee. The Compensation/Personnel Committee is responsible for determining compensation for all employees and handling other personnel related matters. The Compensation/Personnel Committee met three times during the year ended December 31, 1998.

     The Board of Directors also maintains a standing Corporate Strategy Committee.

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                       DIRECTORS' COMPENSATION
------------------------------------------------------------------------------

     Directors of the Savings Bank receive a monthly retainer of $750. No separate fees are paid for service on the Board of Directors of the Company. Executive officers of the Company who serve on the Board do not receive additional compensation for meetings attended.

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                          EXECUTIVE COMPENSATION
------------------------------------------------------------------------------

Summary Compensation Table

     The following information is furnished for the Chief Executive Officer of the Company. No executive officer of the Company or the Savings Bank received salary and bonus in excess of $100,000 during the year ended December 31, 1998.

                                                      Long-Term
                                                     Compensation
                            Annual Compensation         Awards
                          ------------------------ ------------------
                                            Other
                                            Annual           Securi-
                                             Com-            ties
                                             pen-            Under-   Other
                                             sa-  Restricted lying    Com-
Name and                                     tion  Stock     Options  pensa-
Position            Year  Salary($) Bonus($)($)(1) Award($)    (#)    tion($)
--------            ----  --------- -------  ----- --------   -----   ------

Thomas F. Angotti   1998   $82,875  $     0   --   $82,000   20,000  13,391(2)
Chief Executive     1997    77,063    6,500   --        --       --   6,189
Officer and         1996    72,500   15,365   --        --       --   2,548
President

-----------------
(1) Does not include perquisites which did not exceed the lesser of $50,000 or 10% of salary and bonus.
(2) Consists of $2,486 employer contribution to 401(k) Plan, $10,905 employer contribution to ESOP and term life insurance premiums of $414.

Employment Agreement

     The Company and the Savings Bank (collectively, "Employers") have entered into three-year employment agreements ("Employment Agreements") with Messrs. Angotti and Ashoff (individually, the "Executive").

     Under the Employment Agreements, the current salary levels for Messrs. Angotti and Ashoff are $90,000 and $66,000 which amounts will be paid by the Savings Bank and which may be increased at the discretion of the Board of Directors or an authorized committee of the Board. On each anniversary of the commencement date of the Employment Agreements, the term of each agreement may be extended for an additional year at the discretion of the Board of Directors. The current term for each of Messrs. Angotti's and Ashoff's Employment Agreement expires on October 15, 2001. The Employment Agreements are terminable by the Employers for just cause at any time or upon the occurrence of certain events specified by federal regulations.

     The Employment Agreements provide for severance payments and other benefits in the event of involuntary termination of employment in connection with any change in control of the Employers. Severance payments also will be provided on a similar basis in connection with a voluntary termination of employment where, subsequent to a change in control, Messrs. Angotti or Ashoff are assigned duties inconsistent with their respective positions, duties, responsibilities and status immediately prior to such change in control. The term "change in control" is defined in the Employment Agreements as, among other things, any time during the period of employment when (a) a person other than the Company purchases shares of Common Stock pursuant to a tender or exchange offer for such shares, (b) any person (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act) is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the

Company's then outstanding securities, (c) the membership of the Board of Directors changes as the result of a contested election, or (d) shareholders of the Company approve a merger, consolidation, sale or disposition of all or substantially all of the Company's assets, or a plan of partial or complete liquidation.

     The maximum value of the severance benefits under the Employment Agreements is 2.99 times the Executive's average annual compensation during the five-year period preceding the effective date of the change in control (the "base amount"). Such amounts will be paid in a lump sum within ten business days following the termination of employment. Had a change in control of the Employers occurred in 1998, Messrs. Angotti and Ashoff would have been entitled to a severance payment of approximately $232,305 and $168,570, respectively. Section 280G of the Internal Revenue Code of 1986, as amended ("Code"), provides that certain severance payments which equal or exceed three times the base compensation of the individual are deemed to be "excess parachute payments" if they are contingent upon a change in control. Individuals receiving excess parachute payments are subject to a 20% excise tax on the amount of such excess payments, and the Employers would not be entitled to deduct the amount of such excess payments.

     The Employment Agreements restrict each Executive's right to compete against the Employers for a period of one year from the date of termination of the agreement if an Executive voluntarily terminates employment, except in the event of a change in control.

     Options Grants in Last Fiscal Year. The following table sets forth information regarding stock option grants to the Company's Chief Executive Officer during the year ended December 31, 1998.

                                    Percent of
              Number of             Total Options
              Securities            Granted to
              Underlying            Employees in   Exercise    Expiration
Name          Options Granted (#)   Fiscal Year    Price ($)      Date
----          -------------------   -----------    ---------      ----
Thomas F.
 Angotti         20,000                 50%         $10.00       10/2008

     Aggregated Option Exercises and Fiscal Year-End Option Value Table. The following information with respect to options exercised during the fiscal year ended December 31, 1998 and remaining unexercised at the end of the fiscal year is presented for the Company's President and Chief Executive Officer.

                                                        Value of
                                 Number of              Unexercised In-the-
                                 Securities Underlying  Money Options at
            Acquired             Unexercised Options    Fiscal Year End($)(1)
              on      Value      ---------------------- --------------------
            Exercise  Realized                 Unexer-               Unexer-
 Name       (#)         ($)      Exercisable   cisable  Exercisable  cisable
 ----       --------  --------   -----------   -------  -----------  -------
Thomas F.
 Angotti     --       $    --      10,000       10,000     $25,000   $25,000

-------------
(1) Value of unexercised in-the-money options equals market value of shares covered by in-the-money options on December 31, 1998, less the option exercise price. Options are in-the-money if the market value of the shares covered by the options is greater than the option exercise price.

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              COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT
------------------------------------------------------------------------------

     Section 16(a) of the Exchange Act requires the Company's executive officers and directors, and persons who own more than 10% of any registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, directors and greater than 10% shareholders are required by regulation to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms provided to the Company by the above referenced persons, the Company believes that, during the fiscal year ended December 31, 1998, all filing requirements applicable to its reporting officers, directors and greater than 10% shareholders were properly and timely complied with.

------------------------------------------------------------------------------
                         TRANSACTIONS WITH MANAGEMENT
------------------------------------------------------------------------------

     Federal regulations require that all loans or extensions of credit to executive officers and directors must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, except for loans made pursuant to programs generally available to all employees, and must not involve more than the normal risk of repayment or present other unfavorable features. The Savings Bank is therefore prohibited from making any new loans or extensions of credit to the Savings Bank's executive officers and directors at different rates or terms than those offered to the general public, except for loans made pursuant to programs generally available to all employees, and has adopted a policy to this effect. In addition, loans made to a director or executive officer in an amount that, when aggregated with the amount of all other loans to such person and his or her related interests, are in excess of the greater of $25,000, or 5% of the Savings Bank's capital and surplus (up to a maximum of $500,000) must be approved in advance by a majority of the disinterested members of the Board of Directors.

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                                  AUDITORS
------------------------------------------------------------------------------

     The Board of Directors has appointed S.R. Snodgrass, A.C., independent public accountants, to serve as the Company's auditors for the fiscal year ending December 31, 1999. A representative of S.R. Snodgrass, A.C. is expected to be present at the Annual Meeting to respond to appropriate questions from shareholders and will have the opportunity to make a statement if he or she so desires.

------------------------------------------------------------------------------
                               OTHER MATTERS
------------------------------------------------------------------------------

     The Board of Directors is not aware of any business to come before the Annual Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies.

------------------------------------------------------------------------------
                              MISCELLANEOUS
------------------------------------------------------------------------------

     The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Company or the Savings Bank may solicit proxies personally or by telecopier or telephone without additional compensation.

     The Company's 1998 Annual Report to Shareholders, including financial statements, has been mailed to all shareholders of record as of the close of business on March 12, 1999. Any shareholder who has not received a copy of such annual report may obtain a copy by writing to the Company. The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated herein by reference.

     A copy of the Company's Form 10-KSB for the fiscal year ended December 31, 1998, as filed with the Securities and Exchange Commission, will be furnished without charge to shareholders of record as of March

12, 1999 upon written request to Joanne C. Wienand, Corporate Secretary, SHS Bancorp, Inc., One North Shore Center, Suite 120, Pittsburgh, Pennsylvania 15212.

------------------------------------------------------------------------------
                           SHAREHOLDER PROPOSALS
------------------------------------------------------------------------------

     Proposals of shareholders intended to be presented at the Company's Annual Meeting expected to be held in April 2000 must be received by the Company no later than November 26, 1999 to be considered for inclusion in the proxy materials and form of proxy relating to such meeting. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

     The Company's Articles of Incorporation provides that in order for a shareholder to make nominations for the election of directors or proposals for business to be brought before the Annual Meeting, a shareholder must deliver notice of such nominations and/or proposals to the Secretary not less than 30 nor more than 60 days prior to the date of the Annual Meeting; provided that if less than 31 days' notice of the Annual Meeting is given to shareholders, such notice must be delivered not later than the close of the tenth day following the day on which notice of the Annual Meeting was mailed to shareholders. As specified in the Articles of Incorporation, the notice with respect to nominations for election of directors must set forth certain information regarding each nominee for election as a director, including such person's written consent to being named in the proxy statement as a nominee and to serving as a director, if elected, and certain information regarding the shareholder giving such notice. The notice with respect to business proposals to be brought before the Annual Meeting must state the shareholder's name, address and number of shares of Common Stock held, and briefly discuss the business to be brought before the Annual Meeting, the reasons for conducting such business at the Annual Meeting and any interest of the shareholder in the proposal.

                                  BY ORDER OF THE BOARD OF DIRECTORS

                                  /s/ Joanne C. Wienand

                                  Joanne C. Wienand
                                  Secretary


Pittsburgh, Pennsylvania
March 24, 1999

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                              REVOCABLE PROXY
                             SHS BANCORP, INC.


                       ANNUAL MEETING OF SHAREHOLDERS
                               April 22, 1999


     The undersigned hereby appoints the entire Board of Directors of SHS Bancorp, Inc. (the "Company") with full powers of substitution to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders, to be held at One North Shore Center, Fourth Floor, Pittsburgh, Pennsylvania, on Thursday, April 22, 1999, at 10:00 a.m., local time, and at any and all adjournments thereof, as follows:

                                                                  VOTE
                                                  FOR           WITHHELD
1.  The election as directors of the nominees     ----          --------
    listed below (except as marked to the
    contrary below).                             [   ]            [   ]

    George C. Dorsch
    Edward W. Preskar
    Vincent C. Ashoff
    Charles W. Hergenroeder, III


    INSTRUCTIONS:  To withhold your vote
    for any individual nominee, write the
    nominee's name(s) on the line below.

    -------------------------------------

    -------------------------------------

2.  In their discretion, upon such other matters
    as may properly come before the meeting.     [   ]            [   ]

    The Board of Directors recommends a vote "FOR" the listed proposition.


This proxy will be voted as directed, but if no instructions are specified this proxy will be voted for the proposition stated. If any other business is presented at the Annual Meeting, this proxy will be voted by the Board of Directors in its best judgment. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting. This proxy also confers discretionary authority on the Board of Directors to vote with respect to the election of any person as director where the nominees are unable to serve or for good cause will not serve and matters incident to the conduct of the Annual Meeting.

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              THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

     Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the shareholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

     The undersigned acknowledges receipt from the Company prior to the execution of this proxy of the Notice of Annual Meeting of Shareholders, a Proxy Statement dated March 24, 1999 and the 1998 Annual Report to Shareholders.


Dated:                        , 1999
        ----------------------


-------------------------------        ----------------------------------
PRINT NAME OF SHAREHOLDER              PRINT NAME OF SHAREHOLDER


-------------------------------        ----------------------------------
SIGNATURE OF SHAREHOLDER               SIGNATURE OF SHAREHOLDER


Please sign exactly as your name appears on the enclosed card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.


PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.

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